EXHIBIT 99.1

3D Systems Names Jagtar Narula as New CFO

ROCK HILL, S.C., Aug. 26, 2020 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) announced today that Jagtar Narula will join the company as Executive Vice President and Chief Financial Officer, effective September 14. He will report to President and CEO, Dr. Jeffrey Graves, and lead the company’s Finance organization, including all finance operations and investor relations.  With a strong technical foundation and extensive experience in investment strategy, Jagtar will play a central role in capital deployment for growth and margin expansion.

Building upon a strong educational foundation in both Engineering and Finance, Mr. Narula brings to 3D Systems 28 years of progressive financial and business leadership, including extensive M&A experience as well as leading global transformations through both integration of acquisitions and selective divestitures.  Currently, he is SVP Corporate Strategy and Business Development for Blackbaud Corporation where he also previously led Investor Relations and Financial Planning.  Prior to that, Mr. Narula had finance leadership positions of increasing responsibility at Xerox, GE and with private equity.  He holds an MBA from The Wharton School of the University of Pennsylvania as well as an Engineering degree from the University of New York at Buffalo.

“I am excited to have a leader of Jagtar’s experience join our team at such an important time for our company,” said Dr. Graves. “Jagtar’s experience in leading technology companies with complex transformations and large-scale efficiency improvements will be invaluable as we transition to our new focus, align our organization and cost structure to our current revenues, and position ourselves for sustained growth and profitability in the years ahead.  I want to add a special note of thanks to Wayne Pensky for serving as our Interim CFO, allowing us to move quickly to restructure the business and prepare for an exciting future ahead.  Wayne will support Jagtar to ensure a smooth transition in Finance leadership for the company.”

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise..

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading Additive Manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software and materials, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in Healthcare and Industrial markets such as Medical and Dental, Aerospace & Defense, Automotive and Durable Goods. More information on the company is available at www.3dsystems.com.

Investor Contact:   investor.relations@3dsystems.com
Media Contact:      press@3dsystems.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/b25126c6-b3ce-466f-8e08-99b029eaee25